                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 2, 2001



                          HOLLYWOOD PARTNERS.COM, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


               000-24755                                       33-0379106
------------------------------------                    ------------------------
      (Commission File Number)                            (IRS Employer Number)


1800 AVENUE OF THE STARS, SUITE 480, LOS ANGELES, CA             90067
-----------------------------------------------------     --------------------
        (Address of Principal Executive Offices)               (ZIP Code)



                                  310-552-0555
       -------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.


        In March 2001, Registrant entered into an agreement to purchase Very Mean Men, Inc., a Nevada corporation, from Giants Entertainment and David Dadon. Differences have arisen between the parties regarding the transaction. Registrant believes that Giants and Dadon have breached their representations and warranties contained in the agreement. The parties are currently in discussions as to their differences. No assurance can be given that the parties will satisfactorily resolve their differences and, if not satisfactorily resolved, no assurances can be given that litigation between the parties will not result.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               None.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HOLLYWOOD PARTNERS.COM, INC.



Dated:  May 11, 2001                    By     /s/   John Coppolino
                                          --------------------------------------
                                               John Coppolino, President